UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
CHECK THE APPROPRIATE BOX:
Filed by the Registrant ☒    Filed by a Party other than the Registrant  ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCADOLIBRE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
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Your **Vote** Counts!

MERCADOLIBRE, INC.

2026 Annual Meeting
Vote by June 8, 2026
11:59 PM ET

MERCADOLIBRE, INC.
1106 S FOSTER RD BUILDING 3 STE# 100
CHINA GROVE, TEXAS 78263
UNITED STATES

V95361-P50181

You invested in MERCADOLIBRE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026.**

Get informed before you vote

View the 2025 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 9, 2026
11:00 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MELI2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Class I Nominees:	
1a.	Susan Segal	For
1b.	Stelleo Passos Tolda	For
1c.	Alejandro Nicolás Aguzin	For
2.	To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2025.	For
3.	To ratify the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V95362-P50181